UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               -------------------

                                 Date of Report
                       (Date of earliest event reported)
                                 January 6, 2004

                            NTN Communications, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                  001-11460                    31-1103425
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
   of Incorporation)                                         Identification No.)


      5966 La Place Court
     Carlsbad, California                                             92008
(Address of Principal Executive Offices)                           (Zip Code)


                                 (760) 438-7400
              (Registrant's telephone number, including area code)

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

ITEM 5.     OTHER EVENTS

     Buzztime Entertainment, Inc., a subsidiary of NTN Communications, Inc., and EchoStar Communications Corporation have entered into an agreement to offer Buzztime interactive TV trivia games on a subscription basis in 2004.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NTN COMMUNICATIONS, INC.

                                    By:      /s/ James B. Frakes
                                       ----------------------------------------
                                                 James B. Frakes
                                             Chief Financial Officer

Date:  January 6, 2004